UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

June 17, 2020
Date of Report (date of earliest event reported)

NIKE, Inc.
(Exact name of registrant as specified in its charter)

Oregon	1-10635	93-0584541
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

ONE BOWERMAN DRIVE
BEAVERTON, OR 97005-6453
(Address of principal executive offices and zip code)

(503) 671-6453
Registrant's telephone number, including area code

NO CHANGE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Class B Common Stock	NKE	New York Stock Exchange
(Title of each class)	(Trading Symbol)	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On June 17, 2020, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of NIKE, Inc. (the “Company”) approved amendments to the NIKE, Inc. Executive Performance Sharing Plan (the “PSP”) and the NIKE, Inc. Amended and Restated Long-Term Incentive Plan (the “LTIP”) to reflect (a) changes related to the elimination of the exception from the deduction limit contained in Section 162(m) of the Internal Revenue Code of 1986, as amended, previously available for performance-based compensation and (b) other ministerial changes to facilitate and clarify the administration of each of the PSP and LTIP, respectively. In addition, the Committee adopted new forms of award agreement with respect to grants of stock options and restricted stock units under the NIKE, Inc. Stock Incentive Plan. The foregoing description of the amendments to the PSP and LTIP and the new forms of award agreement does not purport to be complete and is qualified in its entirety by reference to the PSP (as amended), LTIP (as amended), Form of Non-Statutory Stock Option Agreement and Form of Restricted Stock Unit Agreement that are attached hereto as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, and Exhibit 10.4, respectively, and incorporated by reference herein.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On June 17, 2020, the Board amended the Company’s Fifth Restated Bylaws (the “Bylaws”), effective immediately, to allow a meeting of the Company’s shareholders to be held by means of remote communication and not at any physical location, as may be determined by the Board. The foregoing description of the amendment to the Bylaws does not purport to be complete and is qualified in its entirety by reference to the Bylaws (as amended) that are attached hereto as Exhibit 3.1 and incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Exhibit
3.1	NIKE, Inc. Fifth Restated Bylaws, as amended
10.1	NIKE, Inc. Executive Performance Sharing Plan
10.2	NIKE, Inc. Amended and Restated Long-Term Incentive Plan
10.3	Form of Non-Statutory Stock Option Agreement under the NIKE, Inc. Stock Incentive Plan
10.4	Form of Restricted Stock Unit Agreement under the NIKE, Inc. Stock Incentive Plan
104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIKE, Inc. (Registrant)

Date:	June 19, 2020	By:	/s/ Matthew Friend
Matthew Friend
Executive Vice President and Chief Financial Officer